EXHIBIT 10.1.4


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") dated as of August 27, 2004 (the "EFFECTIVE Date"), between DVB Bank AG ("ASSIGNOR") and Atlas Air, Inc., a Delaware corporation ("ASSIGNEE").

                                  WITNESSETH:

      WHEREAS, the parties hereto desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor, as Owner Participant, in, under and with respect to, among other things, (i) the Participation Agreement dated as of December 28, 2000 among Atlas Air, Inc., as Lessee, DVB Bank AG (as assignee of NCC Key Company, a Delaware corporation), as Owner Participant, Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Mortgagee, Subordination Agent and Pass Through Trustee, as amended, modified or supplemented and in effect from time to time (as amended, supplemented or otherwise modified through the Effective Date, the "PARTICIPATION AGREEMENT") relating to one Boeing model 747-47UF aircraft bearing manufacturer's serial number 30558 and U.S. registration mark N409MC, including, without limitation, any indemnity payments payable by the Lessee directly or indirectly thereunder, (ii) the Trust Agreement dated as of Decenber 28, 2000, as amended by Amendment No. 1 to Trust Agreement dated as of August 29, 2003, identified in the Participation Agreement, (iii) the Trust Estate (as defined in the Trust Agreement) and (iv) the proceeds therefrom and (b) the assumption by Assignee of the obligations of Assignor accruing thereunder; and

      WHEREAS, such documents permit such transfer upon satisfaction of certain conditions heretofore or concurrently herewith being complied with;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

      1. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Participation Agreement.

      2. ASSIGNMENT. Assignor does hereby sell, convey, assign, transfer and set over, unto Assignee, as of the Effective Date, all of its present and future right, title and interest in, under and with respect to the Participation Agreement, the Trust Agreement, the Trust Estate and all of the other Operative Agreements to which Assignor is a party, and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest, except (i) such rights of Assignor as have arisen or accrued to Assignor prior to the Effective Date (including specifically, but without limitation, the right to receive any amounts due or accrued to Assignor under the Operative Agreements as of a time prior to such date and the right to receive any indemnity payment pursuant to the Participation Agreement with respect to events occurring prior to such date) (the "EXCLUDED MATTERS").

      3. RELEASE OF TAX CLAIMS. Assignor hereby expressly releases Assignee from, and now and forever waives any claim for, any liability in respect of taxes and any loss of any tax benefit (i) existing or arising on, or prior to, the date hereof or (ii) based on any acts, omissions, or events occurring on or prior to, the date hereof, except for any liability in respect of sales or transfer taxes arising from or in connection with the assignment described in Section 2 hereof. In addition, Assignee hereby expressly releases Assignor from, and now and forever waives any claim for, any liability in respect of taxes and any realization of any tax benefit (i) existing or arising on, or prior to, the date hereof of (ii) based on any acts, omissions, or events occurring on, or prior to, the date hereof.

      4. ASSUMPTION. Assignee hereby accepts the assignment set forth in Section 2 hereof and assumes and undertakes all of the duties and obligations of Assignor accruing from and after the Effective Date (excluding any duties and obligations of Assignor required to be performed by it on or prior to the Effective Date under the Operative Agreements to which the Owner Participant is a party and any of the other Operative Agreements by which Assignor is bound or any other contract, agreement, document and other instrument relating to the Trust Estate to which the Owner Participant is a party or by which it is bound) pursuant to the Trust Agreement, the Participation Agreement and each other Operative Agreement to which Assignor is a party or by which Assignor is bound, including, without limitation, any obligations it may have under any Operative Agreement with regard to the Lessee, the Mortgagee or the Owner Trustee, provided that the foregoing assumption shall exclude the Excluded Matters. Assignee hereby confirms that, except in respect of the Excluded Matters, from and after the Effective Date it (i) shall be deemed a party to the Participation Agreement, the Trust Agreement and each other Operative Agreement to which the Owner Participant is a party, (ii) shall be deemed the party named as the "Owner Participant" in the Trust Agreement, the Participation Agreement, the Lease and the Trust Indenture and (iii) shall be bound by all of the terms of each Operative Agreement to which Assignor is a party or by which it is bound and each of such other contracts, agreements, documents or other instruments referred to in this Section 4 (including the agreements and obligations of the Assignor set forth therein) as if therein named the Owner Participant.

      5. RELEASE OF ASSIGNOR. Except for liabilities not expressly assumed by Assignee under Section 4 hereof, on the Effective Date, Assignor shall be relieved of all of its liabilities under the Participation Agreement, the Trust Agreement and other Operative Agreements; provided, however, that Assignor shall in no event be released from any such liability arising or relating to any event occurring prior to the Effective Date, or on account of any breach by Assignor of any of its representations, warranties, covenants or obligations set forth in the Participation Agreement or the Trust Agreement, or from any obligation that relates to any indemnity claimed by Assignor or any Lessor Lien arising from or attributable to Assignor.

      6. PAYMENTS. From and after the Effective Date, Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 2 hereof, belong to Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the Effective Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 2 hereof, belong to Assignor.


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      7. INVESTMENT PURPOSE. Other than as provided in Section 8.4.3 of
Amendment No. 1 to Lease Agreement (the "LEASE AMENDMENT") dated as of July
27, 2004, by and between Assignee and Lessor, Assignee hereby represents that it is acquiring the Trust Estate interests and other interests hereby assigned to it for its own account for the purpose of investment and not with a view to the distribution or resale of either thereof, subject, nevertheless, to the disposition of such interests being at all times within Assignee's control.

      8. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants that:

            (a) it is a company duly organized, validly existing in good standing under the Laws of Germany and has the requisite power, authority and legal right to enter into and carry out the transactions contemplated hereby;

            (b) this Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against it in accordance with its terms;

            (c) no action or proceeding is pending, has been instituted or, to the knowledge of Assignor, is threatened, before any court or governmental agency, nor has any order, judgment or decree been issued or, to the knowledge of Assignor, is threatened by any court or governmental agency which would materially adversely affect the ability of Assignor to complete and consummate its obligations contemplated hereby;

            (d) the Trust Estate is free of Lessor Liens attributable to it;

            (e) it has fully performed all of its obligations under the Participation Agreement and under each other Operative Agreement to which it is a party or by which it is bound, which obligations by their terms are required to be satisfied or performed prior to the Effective Date;

            (f) neither the execution, delivery and performance by it of this Agreement, nor compliance by it with any of the provisions thereof requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it or contravenes or will contravene any law or any order of any court or governmental authority or agency applicable to or binding on it or contravenes or will contravene the provisions of, or constitute a default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, contract or any agreement or instrument to which it is a party or by which it or any of its property may be bound or affected;

            (g) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Act, or the regulations promulgated thereunder) is required for the due execution, delivery or performance by it of this Agreement or, if so required, has been obtained or effected; and

            (h) the transfer to Assignee of all of the Assignor's right, title and interest as Owner Participant will not violate any provision of the Act. Notwithstanding the foregoing, no representation is being made in this Section 8 with respect to the absence of violations of ERISA;


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      9. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants that:

            (a) it is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the requisite power, authority and legal right to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into, and perform its obligations under the Owner Participant Agreements;

            (b) Assignee's parent has a tangible net worth at least equal to $75 million;

            (c) Assignee has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its constituent documents) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

            (d) the execution and delivery by Assignee of this Agreement, the performance by Assignee of its obligation hereunder and under the agreements assigned to and assumed by Assignee under this Agreement and the consummation by Assignee on the Effective Date of the transactions contemplated hereby, do not and will not (i) violate any provision of its constituent documents, (ii) violate any Law applicable to or binding on Assignee (it being understood that this representation is not made with respect to any Law to the extent that such Law relates to ERISA or any Plan) or (iii) violate or constitute any default under (other than any violation or default that would not result in a Material Adverse Change to Assignee), or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Assignee is a party or by which Assignee or any of its properties is bound or may be affected in any material respect;

            (e) the execution and delivery by Assignee of this Agreement, the performance by Assignee of its obligations hereunder, and under the agreements assigned to and assumed by Assignee under this Agreement, and the consummation by Assignee on the Effective Date of the transactions contemplated hereby and thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of (i) any trustee or other holder of any Debt of Assignee and (ii) any Government Entity other than the filing of (A) this Agreement, (B) Amendment No. 2 to Trust Agreement dated as of August 27, 2004 between the Owner Trustee and the Assignee and (C) an affidavit of citizenship by each of the Assignee and the Owner Trustee pursuant to Section 47.7(c)(2)(ii) of the Federal Aviation Regulations;

            (f) this Agreement has been duly authorized, executed and delivered by Assignee, and this Agreement and the agreements assigned to and assumed by Assignee under this Agreement (assuming the due authorization, execution and delivery by each party to such documents other than Assignee) constitute the legal, valid and binding obligations of Assignee and are enforceable against Assignee in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership,


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moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity;

            (g) no part of the funds to be used by Assignee to acquire or hold its interests in the Trust Estate to be acquired by it under this Agreement directly or indirectly constitutes assets of a Plan;

            (h) there are no pending or, to the Actual Knowledge of Assignee, threatened actions or proceedings against Assignee before any court, governmental body, arbitration board, administrative agency or tribunal which, if determined adversely to Assignee, would materially adversely affect the ability of Assignee to perform its obligations under this Agreement or any of the agreements assigned to and assumed by Assignee under this Agreement or Assignee's parent to perform its obligations under the guaranty of Assignee's obligations as Owner Participant, except as has been and disclosed by Assignee and Assignee's parent in their public filings with the Securities and Exchange Commission and in the disclosure statement, as amended, filed in connection with the Assignee's Final Modified Second Amended Joint Plan of Reorganization which was approved pursuant to a confirmation order entered on July 16, 2004 by the United States Bankruptcy Court for the Southern District of Florida;

            (i) neither Assignee nor any person Assignee has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or any of the Equipment Notes or any other interest in or Security under the Trust Indenture for sale to, or solicited any offer to acquire any of the same from any Person in violation of the Securities Act or applicable state securities Laws;

            (j) no Person acting on behalf of Assignee is or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated by this Agreement;

            (k) it is a "Transferee" satisfying the requirements set forth in
Section 10.1.1 of the Participation Agreement (Assignee, as Lessee, consenting to a transfer of an OP Interest to a commercial aircraft operator);

            (l) Assignee is a Citizen of the United States or, if not, has established a voting trust sufficient to allow registration of the Aircraft in the United States;

            (m) the Trust Estate is free of Lessor Liens attributable to it; and

            (n) after giving effect to this assignment, there will be no more than one Owner Participant with respect to the Aircraft.

      10. GOVERNING LAW. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONTRUCTION, VALIDITY AND PERFORMANCE.


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      11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be singed by both parties so long as each party shall sign at least one counterpart.

      12. BENEFICIARIES. Each of the Owner Trustee, the Lessee, the Note Holders and the Mortgagee, together with their respective successors and permitted assigns, is and shall be deemed a third party beneficiary of this Agreement entitled to enforce this Agreement directly and in its own name and enforce any rights or claims of the parties hereto.

      13. FURTHER ASSURANCES. Each party agrees that from time to time after the Effective Date, it shall execute and deliver or cause to be executed and delivered such instruments, documents and papers, and take all such further action as may be reasonably required in order to consummate fully the purposes of this Agreement and to implement the transactions contemplated hereby.

      14. EXPENSES. Each of Assignee and Assignor hereby agrees that it shall pay its own costs and expenses (including reasonable attorneys' fees) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement. The OP Purchase Price (as defined in the Binding Term Sheet Agreement (the "TERM SHEET") dated as of July 27, 2004 between Assignor and Assignee) includes all interest, out-of-pocket expenses and all other amounts owing to Assignor or Owner Trustee not otherwise covered by the Claim (as defined in the Term Sheet). Assignee will not pay and will not be responsible for any other interest, fees or expenses incurred by Assignor or Owner Trustee on or after the Effective Date.


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      IN WITNESS WHEREOF, the parties hereto have executed this Assignment and
Assumption Agreement as of the day and year first above written.

                                       DVB BANK AG

                                       By: /s/ Constance Laudenschlager
                                           -------------------------------------
                                           Name: Constance Laudenschlager
                                           Title: Senior Vice President

                                       By: /s/ Marc Cho
                                           -------------------------------------
                                           Name: Marc Cho
                                           Title: Vice President


                                       ATLAS AIR, INC.

                                       By: /s/ William C. Bradley
                                           -------------------------------------
                                           Name: William C. Bradley
                                           Title: Vice President & Treasurer